Exhibit 32.2

Certification of Chief Financial Officer

Pursuant To Rule 18 U.S.C. Section 1350

In connection with the Quarterly Report on Form 10-Q of CCC Intelligent Solutions Holdings Inc. (the “Company”) for the period ended June 30, 2026, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Rodney Christo, Interim Chief Financial Officer and Chief Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 30, 2026	/s/ Rodney Christo
Rodney Christo
Interim Chief Financial Officer and Chief Accounting Officer